Exhibit 10.8

STOCK OPTION GRANT AGREEMENT

pursuant to the

ALPHA CREATIONS

CORPORATION 2008 EQUITY INCENTIVE PLAN

THIS STOCK OPTION GRANT AGREEMENT (the “Grant Agreement”) is made and entered into by and between Yext, Inc. f/k/a Alpha Creations Corporation, a Delaware corporation (the “Company”) and the following individual:

Name:                                                           XX (the “Optionee”)

Address:

Capitalized terms used but not otherwise defined herein shall have the meanings as set forth in the Company’s 2008 Equity Incentive Plan, as amended (the “Plan”).  The Optionee agrees to be bound by the terms and conditions of the Plan, which are incorporated herein by reference and which control in case of any conflict with this Grant Agreement, except as otherwise specifically provided in the Plan.

The Optionee is granted an Option to purchase Common Stock of the Company, subject in all events to the terms and conditions of the Plan and this Grant Agreement, as follows:

A.	DATE OF GRANT:	XX

B.	TYPE(S) OF OPTION:	☐	Non-Qualified Stock Option.

		☒	Incentive Stock Option.

To the extent designated as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.  However, notwithstanding such designation, if the Optionee becomes eligible in any given year to exercise ISO’s for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Non-Qualified Stock Options (“NSO’s”).  In the previous sentence, “ISO’s” include ISO’s granted under any plan of the Company or any Parent or any Subsidiary.  For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, ISO’s shall be taken into account in the same order as granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.  Optionee hereby acknowledges that there is no assurance that the Option will, in fact, be treated as an Incentive Stock Option under Section 422 of the Code.

C.                                    TOTAL SHARES OF COMMON STOCK COVERED BY OPTION:

Shares, as follows:	XX

Number Covered by Incentive Stock Options:	XX

Number Covered by Non-Qualified Stock Options:	0

D.                                    EXERCISE PRICE OF OPTION: XX per Share (the “Exercise Price”).

E.                                     EXPIRATION DATE:  XX

F.                                      EXERCISE SCHEDULE:  Except as otherwise provided in this Grant Agreement, this Option (to the extent not previously exercised) may be exercised, in whole or in part, with respect to the Shares (subject to the Optionee’s continuous service to the Company as a Service Provider through each respective vesting date) in accordance with the following vesting schedule:

(a)                                 Twenty-five percent (25%) of the Shares subject to such Option may be exercised on XX (the “First Vesting Date”)

(b)                                 1/36th of the remaining Shares subject to such Option may be exercised on each monthly anniversary date of the Vesting Commencement Date following the First Vesting Date.

Options shall be exercisable pursuant to the foregoing schedule ratably with respect to the number of Shares granted as Incentive Stock Options and Non-Qualified Stock Options, respectively.

G.                                    EXERCISE OF OPTION FOLLOWING TERMINATION OF SERVICE:  This Option shall terminate and be canceled to the extent not exercised within ninety (90) days after the Optionee ceases to be a Service Provider, except that if such cessation is due to the death or Disability of the Optionee, this Option shall terminate and be canceled twelve (12) months after the Optionee ceases to be a Service Provider.  Notwithstanding the foregoing, in the event that the Service Provider’s service with the Company or any Affiliate is terminated for “Cause” (as defined in the Plan), then the Option shall immediately terminate on the date of such termination of service and shall not be exercisable for any period following such date.  In no event, however, shall this Option be exercised later than the Expiration Date as provided above and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of cessation of status as a Service Provider.

H.                                   COVENANTS AGREEMENT.  This Option shall be forfeited in the event that the Optionee breaches any agreement between the Optionee and the Company with respect to noncompetition, nonsolicitation, assignment of inventions and contributions and/or nondisclosure obligations of the Optionee.

I.                                        METHOD OF EXERCISE.  This Option is exercisable by delivery of an exercise notice in the form provided by the Company (the “Exercise Notice”) or such other form as the Committee may require, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan.  The Exercise Notice shall be completed by the Optionee and delivered to the Committee.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the aggregate Exercise Price.  Notwithstanding the foregoing, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

Exercise of the Option may be conditioned upon the Optionee’s execution of such shareholder and/or investor rights agreement(s) as the Board or the Committee may require.  Such agreement(s) may include terms and conditions that provide the Company and/or other shareholders with (i) a right of first refusal with respect to Exercised Shares, (ii) a right of the Company to repurchase Exercised Shares at the Shares’ Fair Market Value (provided that if the Optionee’s service or employment terminates for Cause, then the Company may have the right to repurchase the Exercised Shares at a price that is equal to the lesser of the Fair Market Value of the Exercised Shares or the exercise price paid by the Optionee for such Exercised Shares), (iii) “drag-along” rights in favor of the shareholders owning a majority of Shares of the Company, (iv) “market standoff” or “lock-up” conditions, and (v) such other terms and conditions as the Board or the Committee may require.

J.                                             METHOD OF PAYMENT.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof:

1.                                      cash;

2.                                      check; or

3.                                      such other form of consideration as the Committee shall determine in its discretion, provided that such form of consideration is permitted by the Plan and by applicable law.

Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to remit to the Company cash in an amount sufficient to satisfy applicable Federal and state tax withholding requirements.

K.                                         TAX CONSEQUENCES OF OPTION.  Some of the federal income tax consequences relating to the grant and exercise of this Option, as of the date of this Option, are set forth below. THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS NECESSARILY INCOMPLETE (AS THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE), AND ASSUMES THAT THE EXERCISE PRICE OF THIS OPTION IS NO LESS THAN THE FAIR MARKET VALUE OF THE COMMON STOCK UNDERLYING THE OPTION AT THE DATE OF GRANT.  MOREOVER, THIS SUMMARY ONLY ADDRESSES THE FEDERAL INCOME TAX CONSEQUENCES UNDER THE LAWS OF THE UNITED STATES, AND DOES NOT ADDRESS WHETHER AND HOW THE TAX LAWS OF ANY OTHER JURISDICTION MAY APPLY TO THIS OPTION OR TO THE OPTIONEE.  ACCORDINGLY, THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF ANY EXERCISED SHARES.

Circular 230 Disclaimer:  Nothing contained in this discussion of certain federal income tax considerations is intended or written to be used, and cannot be used, for the purpose of (i) avoiding tax-related penalties under the Internal Revenue Code or (ii) promoting, marketing, or recommending to another party any transactions or tax-related matters addressed herein.

1.                                      Grant of the Option.  The grant of an Option generally will not result in the imposition of a tax under the federal income tax laws.

2.                                      Exercising the Option.

(a)  Non-Qualified Stock Option (“NSO”).  The Optionee may incur regular federal income tax liability upon exercise of a NSO.  The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.  If the Optionee is an Employee or a former Employee, the

Company will be required to withhold from his or her compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)  Incentive Stock Option (“ISO”).  If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.  In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Non-Qualified Stock Option on the date three (3) months and one (1) day following such change of status.

3.                                      Disposition of Shares.

(a)  NSO.  Upon disposition of the NSO Shares, the Optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the NSO Shares plus any amount recognized as ordinary income upon exercise of the NSO.  If the Optionee holds NSO Shares for at least one year, any gain (or loss) realized on disposition of the NSO Shares will be treated as long-term capital gain (or loss) for federal income tax purposes.

(b)  ISO.  If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.  If the Optionee disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

(c)  Notice of Disqualifying Disposition of ISO Shares.  If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall promptly notify the Company in writing of such disposition.  The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

L.                                          NON-TRANSFERABILITY OF OPTION.  Unless otherwise consented to in advance in writing by the Committee, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the

Optionee.  The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

M.                                 SECURITIES MATTERS.  All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law.  The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or are exempt from registration thereunder.

N.                                    OTHER PLANS.  No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

O.                                    NO GUARANTEE OF CONTINUED SERVICE.  THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE RIGHT TO EXERCISE SHARES PURSUANT TO THE EXERCISE SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT WITH THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS GRANT AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE EXERCISE SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT FOR THE EXERCISE PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

P.                                      ENTIRE AGREEMENT; GOVERNING LAW.  The Plan is incorporated herein by reference.  The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.  This Grant Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement.  The Optionee has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement.  The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Grant Agreement.  The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

OPTIONEE	YEXT, INC.

By:
XX		XX

Date:	Date: